EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Gregory Witchel, certify that:

To the best of my knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on November 12, 2004 by DiaSys Corporation and to which this certification is appended fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of DiaSys Corporation.

Dated: November 12, 2004	S/GREGORY WITCHEL
Gregory Witchel, Chief Executive Officer

Dated: November 12, 2004	S/JEFFREY B. AARONSON
Jeffrey B. Aaronson, President and Chief Financial Officer